UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2011 (March 24, 2011)

The Andina Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54032	20-1445018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Madison Avenue, 8th Floor, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 862-1511

179 South 1950 East, Layton, UT 84040
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Item 5.01   Changes in Control of Registrant.

On March 24, 2011, The Andina Group, Inc. (the “Registrant” or the “Company”) and Burke Green (“Green”), the principal stockholder and officer and director of the Registrant, entered into and closed a Securities Purchase Agreement (the “Green Purchase Agreement”) with Foster Jennings, Inc. , a Delaware corporation (“FJ ”), whereby Green sold 4,962,500 shares (the “Green Shares”) of common stock, par value $0.001 per share (the "Common Stock "), of the Registrant to FJ for cash consideration of $397,500 (the “Green Shares Cash Consideration ”). Simultaneous with the Green Purchase Agreement, certain individuals and entities unaffiliated with FJ (the “Third Party Purchasers”) entered into Stock Purchase Agreements with a number of minority shareholders of the Registrant (collectively, the “Minority Shareholder Purchase Agreement”) whereby such minority shareholders sold an aggregate of 968,000 shares (the “Minority Stockholder Shares”) of Common Stock to the Third Party Purchasers for cash consideration of $2,500 (the “Minority Stockholder Shares Cash Consideration” and collectively with the Green Shares Cash Consideration, the “Cash Consideration”).

 As of closing of the purchase of the Green Shares and Minority Stockholder Shares (collectively, the "Transaction”), FJ and the Third Party Purchasers now beneficially own an aggregate of approximately 96.5% of the total outstanding shares of the Registrant's capital stock and total voting power of the Registrant's outstanding voting securities.  FJ and the Third Party Purchasers have no arrangements or understandings among them and do not constitute a "group" for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended.

Prior to the closing of the Transaction, the Registrant's Board of Directors (the “Board”) consisted of one member, Burke Green. In connection with the Transaction, at closing, the Board voted to expand the Board, thereby creating one vacancy, to which vacancy a designee of FJ was appointed, as more fully described in Item 5.02 below.

The Cash Consideration was funded by means of a bridge loan provided to FJ by two unaffiliated accredited investors (the “Lenders”).  The loan is evidenced by a senior secured promissory note of FJ (the “Note”), which matures upon the earlier of (i) July 15, 2011 or (ii) the occurrence of either a “change of control”, a “qualified financing” or a “reverse merger,”  as such terms are described therein.  The Note is secured by a first priority lien covering all of the assets of FJ, including, without limitation, a pledge of the Green Shares acquired by FJ.   In addition, the repayment of the Note is guaranteed by a wholly-owned subsidiary of FJ as well as a personal guarantee of Scott W. Hartman, the Chief Executive Officer of FJ and Andrew B. Scherr, the Chief Financial Officer of FJ.  Pursuant to a letter agreement, the Lenders are entitled to receive an aggregate of 315,000 of the Minority Stockholder Shares subject to upward adjustment in certain circumstances.

Pursuant to the Green Purchase Agreement and as part of the Transaction, the Registrant executed an agreement with Green pursuant to which (i) the Registrant agreed to sell and transfer to Green (or an entity owned and controlled by Green), all of the business assets and liabilities of the Registrant as they may exist prior to the time of a closing of a business combination involving FJ and the Registrant (the “Andina Existing Business”), (ii) Green agreed to assume and perform and otherwise pay satisfy and discharge all existing and future liabilities and obligations of the Andina Existing Business and (iii) Green agreed to indemnify and hold harmless the Registrant,

FJ and its control persons, among others, against liabilities arising out of the Andina Existing business, if any, prior to the closing.

The description of the foregoing transaction does not purport to be complete and is qualified in its entirety by the terms of the Green Purchase Agreement filed as Exhibit 10.1 hereto and the Form of Minority Shareholder Purchase Agreement filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transaction, the Board voted to expand the Board thereby creating one vacancy and nominated and elected to the Board, Andrew B. Scherr, the Chief Financial Officer of FJ, effective at closing of the Transaction and further appointed Mr. Scherr as Chief Financial Officer and Secretary and Scott W. Hartman, as Chief Executive Officer and President, effective at closing.

Andrew B. Scherr has served as the Company’s Chief Financial Officer, Secretary and as a director since March 24, 2011 and has over 15 years of experience leading transactions as an investment banker, attorney, and structured solutions specialist.  Since June 2010, Mr. Scherr has served as Chief Financial Officer of Foster Jennings, Inc., a financial services firm and the controlling stockholder of the Company.  From February 2008 until January 2011, Mr. Scherr served as Executive Director, Head of Fund Derivatives-Americas, for Nomura Securities International and was responsible for Nomura’s structured fund products efforts in the Americas. From February 2006 until February 2008, Mr. Scherr was Director, Co-Head of Fund Derivatives structuring for Fortis Fund Solutions, and was responsible for building the structured products platform catering to the alternative investment industry for Fortis in the Americas. Earlier in his career, Mr. Scherr participated in a number of significant capital transactions and advised on numerous mergers, acquisitions and restructurings as an investment banker at Deutsche Bank and Salomon Smith Barney.  Mr. Scherr also has experience in venture capital, management consulting and corporate law.  Mr. Scherr holds degrees from The Johns Hopkins University, University of Maryland and Yale University.

Scott W. Hartman has served as the Company’s Chief Executive Officer and President since March 24, 2011. Mr. Hartman has over 20 years experience in business and financial service industries. Mr. Hartman is a co-founder of Foster Jennings, Inc. a financial services firm and the controlling stockholder of the Company and has acted as its Chief Executive Officer since its inception in June of 2010.  In 2004, Mr. Hartman co-founded and continues to serve as Managing Director of SeaView Mezzanine Fund, LP, a private equity fund based in New York City, that invests in profitable and established small and mid-size businesses.  From August 2005 until July 2006, Mr. Hartman served as Chief Executive Officer and Director at WQN, Inc., a publicly traded online long distance calling service provider.  From September 1994 to November 2003, Mr. Hartman co-founded and acted as Managing Director of Unique Partners, a leveraged buyout firm, based in Southern California. Mr. Hartman, as Chairman of the Board, led Hawker Pacific Aerospace, a Unique Partners portfolio company and an aviation services provider, through its NASDAQ public offering in 1996. From 1991 until 1993, Mr. Hartman was Chief Executive Officer and President of Nucor World Industries, a privately held investment firm that specialized in acquiring small businesses.  From 1989 until 1991, Mr. Hartman was Vice President of Business Development of City National Bank. Prior thereto he worked in various executive positions for Emerson Power Transmission, a division of Emerson Electric Company, a Fortune 500 company, from 1987 until 1989. Currently, Mr. Hartman sits on the Boards of Directors of Genutec Business Solutions, Inc., a business to business technology provider, Symco Group, Inc., a service and hardware/software provider for imaging solutions to the financial services industry and the Greater New York American Diabetes Foundation. Mr. Hartman has a Bachelor of Science degree in Marketing from Indiana University.

Item 9.01.     Financial Statements and Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits

10.1

Securities Purchase Agreement, dated March 24, 2011, between the Registrant, Burke Green and Foster Jennings, Inc.

10.2

Form of Minority Shareholder Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andina Group, Inc.

By:

/s/ Andrew B. Scherr__________

            Andrew B. Scherr

            Chief Financial Officer

Dated: March 30, 2011

EXHIBIT INDEX

Number

Description

10.1

Securities Purchase Agreement dated March 24, 2011 between the Registrant, Burke

            Green and Foster Jennings, Inc.

10.2

Form of Minority Shareholder Purchase Agreement